Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Richardson Electronic, Ltd. (the "Company") on Form 10-Q/A for the period ending November 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Richardson, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

  /s/ Edward J. Richardson

Edward J. Richardson

Chairman of the Board and Chief Executive Officer

May 19, 2005

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Richardson Electronic, Ltd. (the "Company") on Form 10-Q/A for the period ending November 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly Phillips, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

 /s/ Kelly Phillips

Kelly Phillips

Chief Financial Officer

May 19, 2005